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Exhibt 10.01






                                AGREEMENT BETWEEN

                           ENDEAVOR ENERGY CORPORATION
                             (a Nevada Corporation)
                                       AND

                          FIRST ENDEAVOR HOLDINGS INC.
                            (an Alberta Corporation)

                           ENDEAVOR CANADA CORPORATION
                            (an Alberta Corporation)







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                                   INDEX

                                                                            Page
                                                                           -----

ARTICLE I - MERGER ........................................................  5
ARTICLE II - REPRESENTATIONS AND WARRANTIES ...............................  5
      2.0l - Organization .................................................  6
      2.02 - Capital ......................................................  6
      2.03 - Officers and Directors, Compensation; Bank Accounts ..........  6
      2.04 - Financial Statements .........................................  6
      2.05 - Absence of Changes ...........................................  6
      2.06 - Absence of Undisclosed Liabilities ...........................  6
      2.07 - Tax Returns ..................................................  6
      2.08 - Investigation of Financial Condition..........................  6
      2.09 - Trade Names and Rights .......................................  7
      2.l0 - Contracts and Leases .........................................  7
      2.ll - Insurance Policies ...........................................  7
      2.l2 - Compliance with Laws .........................................  7
      2.l3 - Litigation ...................................................  7
      2.l4 - Ability to Carry Out Obligations .............................  7
      2.l5 - Full Disclosure ..............................................  8
      2.l6 - Assets .......................................................  8
      2A - Organization ...................................................  8
      2B - Directors and Officers..........................................  8
      2C - Capital ........................................................  8
      2D - Financial Statements ...........................................  8
      2E - Absence of Changes .............................................  8
      2F - Absence of Undisclosed Liabilities .............................  9
      2G - Tax Returns ....................................................  9
      2H - Investigation of Financial Condition ...........................  9
      2I - Trade Names and Rights .........................................  9
      2J - Contracts and Leases ...........................................  9
      2K - Insurance Policies .............................................  9
      2L - Compliance with Laws ...........................................  9
      2M - Litigation ..................................................... 10
      2N - Ability to Carry Out Obligations ............................... 10
      2O - Full Disclosure ................................................ 10
      2P - Assets ......................................................... 11
ARTICLE III - SHAREHOLDER REPRESENTATIONS.................................. 11
ARTICLE IV - OBLIGATIONS BEFORE CLOSING ................................... 11
      4.0l - Investigative Rights ......................................... 11
      4.02 - Conduct of Business .......................................... 11
ARTICLE V - CONDITIONS PRECEDENT TO PERFORMANCE BY ENDEAVOR ............... 12
      5.0l - Conditions ................................................... 12
      5.02 - Accuracy of Representations .................................. 12


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                                                                           Page
                                                                           -----

      5.03 - Performance................................................... 12
      5.04 - Absence of Litigation ........................................ 12
      5.05 - Other ........................................................
12 ARTICLE VI - CONDITIONS PRECEDENT TO PERFORMANCE ....................... 12
                   BY ECC.................................................. 12
      6.0l - Conditions ................................................... 12
      6.02 - Accuracy of Representations .................................. 13
      6.03 - Performance .................................................. 13
      6.04 - Absence of Litigation ........................................ 13
      6.05 - Other ........................................................ 13
ARTICLE VII - CLOSING ..................................................... 13
      7.0l - Closing ...................................................... 13
      7.02 - Exchange of Securities........................................ 14
      7.03 - Directors .................................................... 14
ARTICLE VIII - REMEDIES ................................................... 14
      8.0l - Arbitration .................................................. 14
      8.02 - Costs ........................................................ 14
      8.03 - Termination .................................................. 14
ARTICLE IX - MISCELLANEOUS ................................................ 15
      9.0l - Captions and Headings ........................................ 15
      9.02 - No Oral Change ............................................... 15
      9.03 - Non-Waiver ................................................... 15
      9.04 - Time of Essence .............................................. 15
      9.05 - Entire Agreement ............................................. 15
      9.06 - Governing Law ................................................ 15
      9.07 - Counterparts ................................................. 15
      9.08 - Notices ...................................................... 15
      9.09 - Binding Effect ............................................... 16
      9.l0 - Effect of Closing ............................................ 16
      9.ll - Mutual Cooperation ........................................... 16
      9.12 - Expenses...................................................... 16

      Schedule 1-       Allocation of Shares
      Exhibit A -       Options, Warrants and Covertible Securities (ECC)..
      Exhibit B -       Officers and Directors Bank Accounts, Safe Deposit
                        Boxes, Powers of Attorney (ECC)....................
      Exhibit C -       Financial Statements - Changes in Financial
                        Condition (ECC) ...................................
      Exhibit D -       Trademarks, Trade Names and Cpoyrights (ECC).......
      Exhibit E -       Material Contracts (ECC)...........................
      Exhibit F -       Insurance Policies (ECC)...........................
      Exhibit G -       Officers, Directors, (Endeavor)....................
      Exhibit H -       Options, Warrants and Convertible Securities
                        (Endeavor) ........................................


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      Exhibit I -       Financial Statements - Changes in Financial
                        Condition (Endeavor)...............................
      Exhibit J -       Trademarks, Trade Names and Copyrights (Endeavor) .
      Exhibit K -       Material Contracts (Endeavor) .....................
      Exhibit L-        Insurance Policies (Endeavor)......................
      Exhibit M -       Litigation (Endeavor) .............................














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                        AGREEMENT TO EXCHANGE SECURITIES
                        --------------------------------

         This AGREEMENT, made this 3rd day of August, 2007, by and between Endeavor Energy Corporation, a Nevada Corporation, ("Endeavor"), First Endeavor Holdings Inc., an Alberta Corporation, ("FEH") and Endeavor Canada Corporation, an Alberta Corporation, ("ECC"), and the shareholders of ECC (as to Article I and Article III only) is made for the purpose of setting forth the terms and conditions upon which Endeavor will acquire all of the issued and outstanding common stock of ECC in exchange for shares of Endeavor's common stock.

         In consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

                                    ARTICLE I
                                     MERGER

         1.01 ECC shall be merged with and into FEH in accordance with the statutory provisions of Nevada and Alberta.

         1.02 ECC shall be the Surviving Corporation and the corporate identity, existence, purposes, powers, franchises, rights, and immunities of ECC shall continue unaffected and unimpaired by the Merger. The Articles of Incorporation and any other similar document pertaining to the formation and or organization of ECC shall continue in force and will not be impaired or affected by the Merger. The corporate identity, existence, purposes, powers, franchises, rights and immunities of FEH shall be merged into ECC and ECC shall be fully vested therewith.

         1.03 The time at which the Articles of Merger are filed with the Secretary of State of Nevada shall be the "Effective Time" of the Merger.

         1.04 Except insofar as specifically otherwise provided by law, FEH shall cease to exist at the Effective Time, whereupon the separate existence of FEH and ECC shall become a single corporation, that being ECC.

         1.05 At the Effective Time, without any action by the holder thereof, each issued and outstanding share of ECC's common stock shall be deemed cancelled and converted into 90,000 shares of Endeavor's common stock.

         1.06 At the Effective Time, without any action by the holder thereof, each issued an outstanding share of FEH shall be converted into and become one fully paid and nonassessable share of ECC.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES




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         ECC represents and warrants to Endeavor that:

         2.0l Organization. ECC is a company duly organized, validly existing, and in good standing under the laws of Alberta, has all necessary powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in location where its business requires qualification.

         2.02 Capital. The authorized capital of ECC consists of 100 shares of common stock. At closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating ECC to issue any additional securities other than as set forth on Exhibit A.

         2.03 Officers and Directors, Compensation, Bank Accounts. Exhibit B to this Agreement contains (i) the names and titles of all officers and directors of ECC and all persons whose compensation from ECC as of the date of this Agreement will equal or its expected to equal or exceed, at an annual rate, the sum of $1,000; (ii) the name and address of each bank with which ECC has an account or safety deposit box, the identification number thereof, and the names of all persons who are authorized to draw thereon or have access thereto; and
(iii) the names of all persons who have a power of attorney from ECC and a summary of the terms thereof.

         2.04 Financial Statements. Exhibit C to this Agreement contains the balance sheets of ECC as of March 31, 2007, and the related statements of income for the period then ended. The financial statements have been prepared in accordance with generally accepted accounting principles consistently followed by ECC throughout the periods indicated, and fairly present the financial position of ECC as of the dates of the balance sheets included in the financial statements, and the results of its operations for the periods indicated.

         2.05 Absence of Changes. Since March 31, 2007 there has not been any change in the financial condition or operations of ECC, except changes reflected on Exhibit C or changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

         2.06 Absence of Undisclosed Liabilities. ECC did not as of March 31, 2007 have any material debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on Exhibit C.

         2.07 Tax Returns. Within the times and in the manner prescribed by law, ECC has filed all federal, state, and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable. No federal income tax returns of ECC have been audited by the Revenue Canada. The provision for taxes, if any, reflected in ECC 's balance sheet as of March 31, 2007, is adequate for any and all federal, state, county, and local taxes for the period ending on the date of that balance sheet and for all prior periods, whether or not disputed. There are no present disputes as to taxes of any nature payable by ECC.

         2.08 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, Endeavor shall have the opportunity to meet with ECC 's accountants and attorneys to


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discuss the financial condition of ECC. ECC shall make available to Endeavor the books and records of ECC. The minutes of ECC are a complete and accurate record of all meetings of the members and managers of ECC and accurately reflect all actions taken at such meetings. The signatures on such minutes are the valid signatures of ECC's managers who were duly elected or appointed on the dates that the minutes were signed by such persons.

         2.09 Trade Names and Rights. Exhibit D attached hereto and made a part hereof lists all trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications which are owned by ECC. No person other than ECC owns any trademark, trademark registration or application, service mark, trade name, copyright, or copyright registration or application the use of which is necessary or contemplated in connection with the operation of ECC 's business.

         2.10 Contracts and Leases. Exhibit E attached hereto and made a part hereof contains a summary of the provisions of all material contracts, leases, and other agreements of ECC presently in existance or which have been agreed to by ECC (whether written or oral). Except as disclosed on Exhibit E, ECC is not in default under of these agreements or leases.

         2.11 Insurance Policies. Exhibit F to this Agreement is a description of all insurance policies held by ECC concerning its business and properties. All these policies are in the respective principal amounts set forth in Exhibit F and are in full force and effect.

         2.12 Compliance with Laws. ECC has complied with, and is not in violation of, applicable federal, state, or local statutes, laws, and regulations affecting its properties or the operation of its business, including but not limited to applicable federal and state securities laws. ECC does not have any employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974.

         2.13 Litigation. ECC is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of ECC threatened, against or affecting ECC or its business, assets, or financial condition. ECC is not in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality. ECC is not engaged in any legal action to recover moneys due to ECC or damages sustained by ECC.

         2.14 Ability to Carry Out Obligations. Subject to the approval of its shareholders, ECC has the right, power, and authority to enter into, and perform its obligations under, this Agreement. The execution and delivery of this Agreement by ECC and the performance by ECC of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of organization, or other agreement or instrument to which ECC is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or


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other  obligation  of ECC, or (c) an event that would  result in the creation or imposition or any lien, charge, or encumbrance on any asset of ECC or would create any obligation for which ECC would be liable, except as contemplated by this Agreement.

         2.15 Full Disclosure. None of representations and warranties made by ECC, or in any certificate or memorandum furnished or to be furnished by ECC, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading. ECC has disclosed to Endeavor all reasonably foreseeable contingencies which, if such contingencies transpired, would have a material adverse effect on ECC's business.

         2.16 Assets. Except as disclosed in Exibit C, ECC has good and marketable title to all of its property.

         Endeavor represents and warrants to ECC that:

         2A. Organization. Endeavor is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification, except in those states where the failure to be so qualified would not have a material adverse effect on Endeavor.

         2B. Directors and Officers. Exhibit G to this Agreement contains: (i) the names and titles of all directors and officers of Endeavor.

         2C. Capital. The authorized capital stock of Endeavor consists of 150,000,000 shares of common stock. Immediately prior to closing _______________ shares of common stock will be issued and outstanding. All of the shares are validly issued, fully paid, and non-assessable. At closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating Endeavor to issue or to transfer from treasury any additional shares of its capital stock of any class except as reflected on Exhibit H.

         2D. Financial Statements. Exhibit I to this Agreement contains the balance sheets of Endeavor as of March 31, 2007, and the related statements of income and retained earnings for the period then ended. The financial statements have been prepared in accordance with generally accepted accounting principles consistently followed by Endeavor throughout the periods indicated, and fairly present the financial position of Endeavor as of the dates of the balance sheets included in the financial statements, and the results of its operations for the periods indicated.

         2E. Absence of Changes. Since March 31, 2007, there has not been any change in the financial condition or operations of Endeavor, except (i) changes in the ordinary course of business, which changes have not in the aggregate been materially adverse, and (ii) changes disclosed on Exhibit I.



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         2F.  Absence of Undisclosed  Liabilities.  Endeavor did not as of March
31, 2007 have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on Exhibit I.

         2G. Tax Returns. Within the times and in the manner prescribed by law, Endeavor has filed all federal, state, and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable, except where the failure to file and/or pay would not have a material adverse effect on Endeavor. No federal income tax returns of Endeavor have been audited by the Internal
Revenue Service. The provision for taxes, if any, reflected in Endeavor's balance sheet as of March 31, 2007, is adequate for any and all federal, state, county, and local taxes for the period ending on the date of that balance sheet and for all prior periods, whether or not disputed. There are no present disputes as to taxes of any nature payable by Endeavor.

         2H. Investigation of Financial Condition of Endeavor. Without in any manner reducing or otherwise mitigating the representations contained herein, ECC shall have the opportunity to meet with Endeavor's accountants and attorneys to discuss the financial condition of Endeavor. Endeavor shall make available to ECC the books and records of Endeavor. The minutes of Endeavor are a complete and accurate record of all meetings of the shareholders and directors of Endeavor and accurately reflect all actions taken at such meetings. The signatures of the directors and/or officers on such minutes are the valid signatures of Endeavor's directors and/or officers who were duly elected or appointed on the dates that the minutes were signed by such persons.

         2I. Trade Names and Rights. Exhibit J attached hereto and made a part hereof lists all trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications which are owned by Endeavor. No person, other than Endeavor, will own any trademark, trademark registration or application, service mark, trade name, copyright, or copyright registration or application the use of which is necessary or contemplated in connection with the operation of the business of Endeavor, as such business is to be conducted after the closing of this transaction.

         2J. Contracts and Leases. Exhibit K attached hereto and made a part hereof contains a summary of the provisions of all material contracts, leases, and other agreements of Endeavor presently in existence or which have been agreed to by Endeavor (whether written or oral). Except as noted on Exhibit K, Endeavor is not in default under any of these agreements or leases.

         2K. Insurance Policies. Exhibit L to this Agreement is a description of all insurance policies held by Endeavor concerning its business and properties. All these policies are in the respective principal amounts set forth in Exhibit L and are in full force and effect.

         2L. Compliance with Laws. Endeavor has complied with, and is not in violation of, applicable federal, state, or local statutes, laws, and regulations affecting its properties or the operation of its business, including but not limited to federal and state securities laws. Endeavor does not have any


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employee  benefit  plan  which is  subject  to the  provisions  of the  Employee
Retirement Income Security Act of 1974. Endeavor has filed with the Securities and Exchange Commission ("SEC") and any applicable state securities agency, all
required   forms,   reports,   schedules,   statements   and   other   documents
(collectively, the "SEC Documents"). The SEC Documents filed by Endeavor, including without limitation any financial statements or schedules included therein, at the time filed, (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (b) complied in all material respects with applicable federal and state securities laws, as the case may be, and the rules and regulations of the SEC and any applicable state securities agency. The financial statements of Endeavor included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the period involved (except as may be indicated in the notes thereto) and fairly presented (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the consolidated financial position of Endeavor as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

         2M. Litigation. Other than as disclosed on Exhibit M, Endeavor is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of Endeavor threatened, against or affecting Endeavor or its business, assets, or financial condition. Endeavor is not in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality. Endeavor is not engaged in any legal action to recover moneys due to it or damages sustained by it other than as disclosed on Exhibit M.

         2N. Ability to Carry Out Obligations. Endeavor has the right, power, and authority to enter into, and perform its obligations under, this Agreement. The execution and delivery of this Agreement by Endeavor and the performance by Endeavor of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, by-law, or other agreement or instrument to which Endeavor is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Endeavor, or
(c) an event that would result in the creation or imposition or any lien, charge, or encumbrance on any asset of Endeavor or would create any obligations for which Endeavor would be liable, except as contemplated by this Agreement.

         2O.Full Disclosure. None of representations and warranties made by Endeavor, or in any certificate or memorandum furnished or to be furnished by Endeavor, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading. Endeavor has disclosed to ECC all reasonably foreseeable contingencies which, if such contingencies transpired, would have a material adverse effect on Endeavor.



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         2P.  Assets.  Endeavor  has  good  and  marketable  title to all of its property.

                                   ARTICLE III
                           SHAREHOLDER REPRESENTATIONS

         Each shareholder of ECC represents to Endeavor that he or she has the right, power, and authority to enter into, and perform his or her obligations under this Agreement. The execution and delivery of this Agreement by such shareholder and the delivery by such shareholder of his or her common stock in ECC pursuant to Article I will not cause, constitute, or conflict with or result in any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, or agreement to which he or she is a party, or by which he or she may be bound, nor will any consents or authorizations of any party be required. Each shareholder of ECC represents and warrants to Endeavor that the common stock of ECC that such shareholder will deliver at closing will be free of any liens or encumbrances.

         Each shareholder of ECC understands that the shares being acquired from Endeavor represent restricted securities as that term is defined in Rule l44 of the Securities and Exchange Commission.

         Each shareholder of ECC represents to Endeavor that the shareholder is not relying on Endeavor or any officer, director, employee, attorney, accountant or agent of Endeavor with respect to the tax consequences of the transactions contemplated by this Agreement.

                                   ARTICLE IV
                           OBLIGATIONS BEFORE CLOSING

         4.0l Investigative Rights. From the date of this Agreement until the date of closing, each party shall provide to the other party, and such other party's counsel, accountants, auditors, and other authorized representatives, full access during normal business hours to all of each party's properties, books, contracts, commitments, records and correspondence and communications with regulatory agencies for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

         4.02 Conduct of Business. Prior to the closing, and except as contemplated by this Agreement, each party shall conduct its business in the normal course, and shall not sell, pledge, or assign any assets, without the prior written approval of the other party, except in the regular course of business. Except as contemplated by this Agreement, ECC agrees that it shall not amend its Articles of Incorporation, Articles of Organization, by-laws or operating agreement, declare dividends, redeem or sell stock, or other securities, incur additional or newly-funded material liabilities, acquire or dispose of fixed assets, change senior management, change employment terms,


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enter into any  material or long-term  contract,  guarantee  obligations  of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the regular course of business.

                                    ARTICLE V
                 CONDITIONS PRECEDENT TO PERFORMANCE BY ENDEAVOR

         5.01 Conditions. Endeavor's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article V. Endeavor may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Endeavor of any other condition of or any of Endeavor's other rights or remedies, at law or in equity, if ECC shall be in default of any of its representations, warranties, or covenants under this agreement.

         5.02 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by ECC in this Agreement or in any written statement that shall be delivered to Endeavor by ECC under this Agreement shall be true on and as of the closing date as though made at those times.

         5.03 Performance. ECC shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the closing. ECC shall have obtained all necessary consents and approvals necessary to consummate the transactions contemplated hereby.

         5.04 Absence of Litigation. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this agreement or to its consummation, shall have been instituted or threatened on or before the closing.

         5.05 Other. In addition to the other provisions of this Article V, Endeavor's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of the following:

         o The financial statements of ECC for the eight month period ended December 31, 2006 will have been audited by an accouting firm satisfactory to Endeavor.

         o    EEC will have title to the following oil and gas properties

         -------------------------------------------------
         -------------------------------------------------
         -------------------------------------------------

                                   ARTICLE VI
                   CONDITIONS PRECEDENT TO PERFORMANCE BY ECC

         6.01 Conditions. ECC's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of the conditions set forth in this
Article VI. ECC may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by ECC of any other condition of or any of ECC's other rights or remedies, at law or in equity, if Endeavor shall be in default of any of its representations, warranties, or covenants under this agreement.

         6.02 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Endeavor in this Agreement or in any written statement that shall be delivered to ECC by Endeavor under this Agreement shall be true on and as of the closing date as though made at those times.

         6.03 Performance. Endeavor shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the closing. Endeavor shall have obtained all necessary consents and approvals necessary to consummate the transactions contemplated hereby.

         6.04 Absence of Litigation. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this agreement or to its consummation, shall have been instituted or threatened on or before the closing.

         6.05 Other. In addition to the other provisions of this Article VI, ECC's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of the following:

         o    ___________________

                                   ARTICLE VII
                                    CLOSING

         7.0l Closing. The closing of this transaction shall be held at the offices of _______. Unless the closing of this transaction takes place before July 30, 2007, then either party may terminate this Agreement without liability to the other party, except as otherwise provided in Section 9.12. At the closing, the following documents, in form reasonably acceptable to counsel to the parties or as set forth herein, shall be delivered:

         By ECC:

              A. An officer's certificate, dated the closing date, that all representations, warranties, covenants, and conditions set forth in this Agreement on behalf of ECC are true and correct as of, or have been fully performed and complied with by, the closing date.

         By Endeavor:

              A. An officer's certificate, dated the closing date, that all representations, warranties, covenants, and conditions set forth in this Agreement on behalf of Endeavor are true and correct as of, or have been fully performed and complied with by, the closing date.

         7.02 Exchange of Securities. On the closing date, each share of ECC then issued and outstanding will be exchanged for 90,000 fully paid and nonassessable shares of Endeavor in accordance with Schedule 1 to this Agreement.

         7.03 Directors. At the closing of this Agreement Endeavor will appoint Cameron King as a director. Following such appointment, all other officers and directors of Endeavor will resign.

                                  ARTICLE VIII
                                    REMEDIES

         8.01 Arbitration. Any controversy or claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in Seattle, Washington in accordance with the rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

         8.02 Costs. (i) Each party will bear its own costs of and incidental to the preparation and execution of this Agreement; (ii) If any legal action or any arbitration or other proceeding is brought for the enforcement of this
Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

         8.03 Termination. In addition to the other remedies, Endeavor or ECC may on or prior to the closing date terminate this Agreement, without liability to the other party:

         (i) If any bona fide action or proceeding shall be pending against Endeavor or ECC on the closing date that could result in an unfavorable judgment, decree, or order that would prevent or make unlawful the carrying out of this Agreement or if any agency of the federal or of any state government shall have objected at or before the closing date to this acquisition or to any other action required by or in connection with this Agreement;

         (ii) If the legality and sufficiency of all steps taken and to be taken by each party in carrying out this Agreement shall not have been approved by the respective party's counsel, which approval shall not be unreasonably withheld.

         (iii) If a party breaches any representation, warranty, covenant or obligation of such party set forth herein and such breach is not corrected within ten days of receiving written notice from the other party of such breach.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.01 Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

         9.02 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

         9.03 Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, convenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

         9.04 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

         9.05 Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements, understandings and the letters of intent between the parties.

         9.06 Governing Law. This Agreement and its application shall be governed by the laws of Nevada.

         9.07 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9.08 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

         Endeavor
         --------

              West 2809 Longfellow
              Spokane, WA 99205

         ECC
         ---

              521-3 Avenue SW
              Calgary, Alberta, Canada T2P 3T3

         9.09 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

         9.10 Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall survive the closing of this Agreement. In the event there is any material misrepresentation or warranty of any party to this Agreement, then Endeavor (if such misrepresentation is made by ECC or the ECC members) or the shareholders of ECC ( if such misrepresentation is made by Endeavor) may recind this Agreement during the 90 day period following the closing of this Agreement.

         9.11 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein. Neither party will intentionally take any action, or omit to take any action, which will cause a breach of such party's obligations pursuant to this Agreement.

         9.12 Expenses. Each of the parties hereto agrees to pay all of its own expenses (including without limitation, attorneys' and accountants' fees) incurred in connection with this Agreement, the transactions contemplated herein and negotiations leading to the same and the preparations made for carrying the same into effect. Each of the parties expressly represents and warrants that no finder or broker has been involved in this transaction and each party agrees to indemnify and hold the other party harmless from any commission, fee or claim of any person, firm or corporation employed or retained by such party (or claiming to be employed or retained by such party) to bring about or represent such party in the transactions contemplated by this Agreement.

         AGREED TO AND ACCEPTED as of the date first above written.


                                        ENDEAVOR ENERGY CORPORATION
                                        (a Nevada Corporation)

                                         By /s/ Kelly Fielder
                                         ----------------------------------
                                            Kelly Fielder, President


                                        FIRST ENDEAVOR HOLDINGS INC.
                                        (an Alberta Corporation)

                                        By /s/ Kelly Fielder
                                           --------------------------------
                                           Kelly Fielder, President



                                        ENDEAVOR ENERGY CORPORATION
                                        (an Alberta Corporation)


                                        By /s/ Cameron King
                                           --------------------------------
                                           Cameron King, President


                                        By /s/ Keith Miles
                                           --------------------------------
                                            Keith Miles, V.P. Operations



                                        By /s/ Ryan Scott
                                           --------------------------------
                                           Ryan Scott, V.P. Land

                                   SCHEDULE 1


                              Shares in                        Shares in
Name                            ECC                            Endeavor
----                          ---------                        ----------

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